FEDERATED AMERICAN LEADERS FUND, INC.

Class A Shares
Class B Shares
Class C Shares
Class F Shares

SUPPLEMENT TO PROSPECTUSES DATED MAY 31, 1998



Scott B. Schermerhorn is no longer a portfolio manager for Federated American Leaders Fund, Inc. In the subsection of the prospectuses entitled "Adviser's Background," please delete the biography of Scott B. Schermerhorn in its entirety. Michael P. Donnelly remains as portfolio manager of the Fund. Following the section containing Mr. Donnelly's biography please add the following:



          "Arthur J. Barry has been the Fund's portfolio manager since October 1998. Mr. Barry joined Federated Investors, Inc. in 1994 as an Investment Analyst. He served as an Assistant Vice President of the Fund's investment adviser from 1997 through June 1998 and has been a Vice President of the adviser since July 1998. Mr. Barry is a Chartered Financial Analyst. He earned his M.S.I.A. with concentrations in finance and accounting from Carnegie Mellon University."









                                                                October 29, 1998

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     G00982-08 (10/98)                                     502898
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